GLOBALWISE INVESTMENTS, INC.

SUBSCRIPTION DOCUMENTS AND INSTRUCTIONS

Please Read Carefully

To Subscribers for Convertible Notes:

The attached subscription documents (the “Subscription Documents”) and the Private Placement Offering Materials (as defined below), as the same may be supplemented from time to time, relate to the private offering by GlobalWise Investments, Inc., a Nevada corporation (the “Company”), of convertible notes (“Convertible Notes”), bearing interest at 10% per annum, payable quarterly in cash, convertible into common stock of the Company at a conversion price of $0.08 per share of common stock, subject to the terms and conditions of the Subscription Documents and the terms of the offering (the “Offering”) described in the Private Placement Offering Materials. As used in the Subscription Documents, the term “Private Placement Offering Materials” means the following: (i) the Subscription Documents, including the Investor Suitability Questionnaire and Subscription Agreement; (ii) the Confidential Term Sheet – Summary of Proposed Terms of Private Placement of Convertible Notes by GlobalWise Investments, Inc., dated May 12, 2014 (“Term Sheet”); (iii) the form of Convertible Note, and (iv) all financial statements and results, risk factors, ownership information, and any other information about the Company filed with the U.S. Securities Exchange Commission and made publicly available by the Company on the Company’s website.

No person is authorized to receive these documents unless such person has previously received, or simultaneously receives, a copy of the Private Placement Offering Materials. Delivery of these documents to anyone other than the original offeree is unauthorized, and any reproduction or circulation of these documents, in whole or in part, is prohibited.

If, after you have carefully reviewed the Private Placement Offering Materials, you decide to purchase Convertible Notes, please follow the instructions below. The information requested in the Subscription Documents is necessary to comply with exemptions from registration under the Securities Act of 1933, as amended (the “Act”), the rules promulgated thereunder and other rules and regulations promulgated under the Act, and applicable state securities laws. Required Subscription Documents that are missing the requested information or signatures cannot and will not be accepted unless and until such information or signatures are provided.

The Company, in its absolute discretion, may reject any subscription request at any time prior to the closing of the offering. In connection with the subscription for Convertible Notes, enclosed herewith are the following documents which must be properly and fully completed and signed:

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1.	Subscription Agreement.

Each investor must deliver a completed, dated and executed subscription agreement (the “Subscription Agreement”). Investors should complete (i) the information in Section 4 of the Subscription Agreement, and (ii) the signature lines and other information at the conclusion of the Subscription Agreement.

2.	Investor Suitability Questionnaire.

Each investor must separately deliver a completed and executed investor suitability questionnaire (the “Investor Suitability Questionnaire”) which is included herewith.

3.	Payment for Subscription.

Each investor must pay to the Company an amount equal to the subscription price for the Convertible Notes being subscribed by wire transfer of immediately available funds to an account designated by the Company or by cashier’s check made payable to the Company.

4.	Delivery Instructions.

When you have completed the above actions, please deliver the completed and signed Subscription Documents, along with the amount of the subscription price for the Convertible Notes being subscribed, payable by wire transfer of immediately available funds to an account designated by the Company, or by a cashier’s check made payable to the Company and delivered to the following address:

GlobalWise Investments, Inc.

2190 Dividend Dr.

Columbus, Ohio 43228

Telephone: (614) 388-8909

Attention: Ken Gill

If you have any questions relating to the completion of these documents or these instructions, please contact Ken Gill at (614) 388-8909.

THESE INSTRUCTIONS HAVE BEEN INCLUDED AS A CONVENIENT REFERENCE FOR PROSPECTIVE INVESTORS. NO PERSON SHOULD SUBSCRIBE FOR THE CONVERTIBLE NOTES UNLESS SUCH PERSON HAS CAREFULLY REVIEWED THE PRIVATE PLACEMENT OFFERING MATERIALS, INCLUDING ANY EXHIBITS THERETO, AND HAS CONSULTED WITH SUCH PERSON'S OWN TAX, LEGAL AND FINANCIAL ADVISORS.

NO PURCHASE OF THE CONVERTIBLE NOTES OFFERED HEREBY IS DEEMED MADE UNTIL THE COMPANY ACCEPTS THE INVESTOR, AS EVIDENCED BY THE COMPANY'S APPROVAL OF SUCH INVESTOR'S SUBSCRIPTION AGREEMENT AND ACCEPTANCE OF HIS SUBSCRIPTION FUNDS, AND UNTIL THE OTHER CONDITIONS TO THE OFFERING ARE MET. THE OFFERING IS SUBJECT TO WITHDRAWAL, CANCELLATION OR MODIFICATION BY THE COMPANY WITHOUT NOTICE AT ANY TIME BEFORE THE CLOSING AND IS SPECIFICALLY MADE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE PRIVATE PLACEMENT MATERIALS AND THE SUBSCRIPTION DOCUMENTS. THE COMPANY RESERVES THE RIGHT, IN ITS SOLE DISCRETION, TO REJECT OR LIMIT ANY SUBSCRIPTION, IN WHOLE OR IN PART, FOR ANY REASON OR NO REASON, AND TO ALLOT TO ANY SUBSCRIBER LESS THAN THE NUMBER OF CONVERTIBLE NOTES SUBSCRIBED.

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SUBSCRIPTION AGREEMENT

THE OFFER AND SALE OF THESE CONVERTIBLE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE OFFER AND SALE OF THE CONVERTIBLE NOTES HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE OFFER AND SALE OF THE CONVERTIBLE NOTES OR THE ACCURACY OR ADEQUACY OF ANY INFORMATION PROVIDED TO THE INVESTOR. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THE CONVERTIBLE NOTES CANNOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFERABILITY CONTAINED IN THIS AGREEMENT AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS AND WILL NOT BE TRANSFERRED OF RECORD EXCEPT IN COMPLIANCE WITH SUCH AGREEMENTS AND SUCH LAWS.

THE PURCHASE OF SECURITIES IN THE COMPANY IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK, AND THE SECURITIES ARE SUBJECT TO SEVERE RESTRICTIONS ON TRANSFERABILITY. THE SUBSCRIBER ACKNOWLEDGES THAT THE SUBSCRIBER IS ACQUIRING THE CONVERTIBLE NOTES AFTER INVESTIGATION TO THE SUBSCRIBER'S SATISFACTION OF THE BUSINESS PROSPECTS OF THE COMPANY. THE SUBSCRIBER FURTHER ACKNOWLEDGES THAT THE SUBSCRIBER IS NOT RELYING UPON ANY DESCRIPTIONS OF FUTURE ACTIVITY OR PROJECTIONS OR FORECASTS INCLUDED IN THE PRIVATE PLACEMENT MATERIALS, AND THAT ANY FORWARD-LOOKING STATEMENTS ARE BASED UPON THE REASONABLE ASSUMPTIONS AND BELIEF OF THE COMPANY AND DO NOT CONSTITUTE A GUARANTEE, PROMISE, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED.

this subscription agreement does not constitute an offer or a solicitation in any state or any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such state or jurisdiction.

GlobalWise Investments, Inc.

2190 Dividend Dr.

Columbus, Ohio 43228

Attention: Ken Gill

The undersigned subscriber (the “Subscriber”) hereby agrees with GLobalWise Investments, Inc., a Nevada corporation (the “Company”), as follows:

1.             Acknowledgments. THE SUBSCRIBER RECOGNIZES AND ACKNOWLEDGES THAT RELIANCE BY THE COMPANY AND BY THE OFFICERS OF THE COMPANY UPON THE EXEMPTIONS FROM REGISTRATION DESCRIBED ABOVE ARE, IN PART, BASED UPON THE ACCURACY OF ALL MATTERS SET FORTH IN THIS AGREEMENT.

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2.             Terms of Offering. Subject to the terms and conditions of this Subscription Agreement and the terms of the offering (the “Offering”) described in the Private Placement Offering Materials previously delivered to the Subscriber, the Subscriber hereby applies to purchase Convertible Notes (the “Convertible Notes”) as indicated below. This subscription may be rejected by the Company in its sole discretion at any time prior to acceptance by the Company. As used in this Subscription Agreement, the term “Private Placement Offering Materials” means the following: (i) the Subscription Documents, including the Investor Suitability Questionnaire and this Subscription Agreement; (ii) the Confidential Term Sheet – Summary of Proposed Terms of Private Placement of Convertible Notes by GlobalWise Investments, Inc., dated May 12, 2014 (“Term Sheet”); (iii) the form of Convertible Note, and (iv) all financial statements and results, risk factors, ownership information, and any other information about the Company filed with the U.S. Securities Exchange Commission and made publicly available by the Company on the Company’s website.

3.             Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Subscriber that each of the following statements will be true on the closing date:

(a)	The Company is a corporation duly organized and in good standing under the laws of the State of Nevada with all requisite power and authority to enter into each Subscription Agreement and each Convertible Note, to carry out the provisions and conditions hereof and thereof, and to consummate the transactions contemplated hereby and thereby;

(b)	The Company has all requisite corporate power and authority to own its properties, conduct its business, and consummate the transactions contemplated hereby;

(c)	The execution, delivery and performance of this Agreement by the Company have been authorized by all necessary action on behalf of the Company and this Agreement is a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity). The execution, delivery and performance by the Company of the Convertible Notes has been authorized by all necessary action on behalf of the Company, and the Convertible Notes, once executed, shall be legal, valid and binding agreements of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity);

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(d)	The execution and delivery of this Agreement and the Convertible Notes, the consummation of the transactions contemplated hereby and thereby and the performance of the Company's obligations hereunder and thereunder will not (i) conflict with or result in any violation of or default under any provision of the Articles of Incorporation, Bylaws, or any other agreement or instrument to which the Company is a party or by which it or any of its properties are bound, or any license, permit, franchise, regulation applicable to the Company or its businesses or properties, (ii) violate any statute, regulation, law, order, writ, injunction, judgment or decree, to which the Company or any of its properties are subject, which would materially and adversely affect the operations, properties or business of the Company, or (iii) require the consent, approval or authorization of, or filing, registration or qualification with, any court or governmental authority on the part of the Company, the failure of which would materially and adversely affect the operations, properties or business of the Company or the obligations of the Company under this Agreement, other than filings as may be required to comply with state and federal securities regulations;

(e)	The Company is not in violation of any statute, regulation, law, order, writ, judgment or decree which would materially and adversely affect the operations, properties or business of the Company, and the Company will comply with each applicable statute, regulation, law, order, writ, injunction, judgment or decree which would materially and adversely affect the operations, properties or business of the Company or the obligations of the Company under this Agreement;

(f)	Neither the Company nor anyone acting on its behalf has taken any action that would subject the issuance and sale of the Convertible Notes to securities registration requirements;

(g)	There are no placement, brokerage or other similar fees payable by the Company in connection with the negotiation of the Convertible Notes and the Subscription Agreements or the consummation of the sale of the Convertible Notes to the Subscriber and the other purchasers contemplated by the Private Placement Offering Materials, except as may be disclosed in writing to the Subscriber by the Company;

(h)	There is no legal action, suit, arbitration or other legal, administrative or other governmental investigation, inquiry or proceeding pending or, to the best knowledge of the Company, threatened against (i) the Company or any of its properties, assets or business, (ii) the Company or any of its properties, assets or business, or (iii) any Affiliate of the Company, which challenges the validity or purpose of the Company, could materially and adversely affect the Company's operations, properties or business, or relates to a claim or allegation of the type described in paragraph (j) below; and

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(i)	During the preceding five years, none of the entities or individuals referred to in (i), (ii) or (iii) of the preceding paragraph i) has (x) been the subject of any actual action, suit, arbitration, legal, administrative or other governmental investigation, inquiry or proceeding that claims or alleges fraud, misrepresentation, willful misconduct, breach of fiduciary duty or violation of any federal or state securities law, rule or regulation or any federal or state law, rule or regulation enacted for the protection of banks, thrift institutions, insurance companies or other financial institutions, or (y) settled any actual or threatened action, suit, arbitration, legal, administrative or other governmental investigation, inquiry or proceeding of the type described in the immediately preceding clause (x).

4.             Subscription. The Subscriber hereby subscribes for and agrees to purchase Convertible Notes with a principal balance of $_________________, payable in cash (the “Subscription Price”), in accordance with and subject to the terms of the Convertible Note.

The Subscriber understands that this Subscription Agreement may be rejected, in whole or in part, in the sole discretion of the Company.

If this subscription is rejected or in the event it is determined that this Offering will not be consummated for any reason, any checks tendered by the Subscriber or the amount represented thereby will be returned to the Subscriber, without interest and without deduction, as soon thereafter as practicable.

If this Subscription Agreement is being completed on behalf of a corporation, partnership or trust, it should be completed and executed by an authorized corporate officer, general partner or trustee.

The Company has advised the Subscriber that prior to, concurrently with, or subsequent to the execution and delivery of this Subscription Agreement, the Company may be executing and delivering substantially identical agreements with other subscribers providing for the purchase of Convertible Notes by such other subscribers.

The subscription represented by this Subscription Agreement is irrevocable by the Subscriber but is subject to acceptance by the Company and may be rejected, in whole or in part, by the Company in its sole discretion.

5.             Access to Information. The Subscriber acknowledges that it has received a copy of the Private Placement Offering Materials, as of the date of this Subscription Agreement, and represents that it has read, understood and carefully reviewed the Private Placement Offering Materials. The Subscriber acknowledges that the Company has made available to it, or its personal advisors, the opportunity to obtain additional information to verify the accuracy of the information contained in the Private Placement Offering Materials and to evaluate the merits and risks of its investment in the Convertible Notes; or it confirms that it has consulted with its attorneys, accountants, tax advisors and its other advisors as it deems advisable and that such advisors have analyzed the Private Placement Offering Materials and the documents relating thereto on its behalf. The Subscriber acknowledges that the Company has answered all inquiries that it has made concerning the Company and its business, financial condition, prospects and any other matter relating to the Company and the offer and sale of the Convertible Notes. The Subscriber acknowledges that no oral or written statement or inducement which is contrary to the information set forth in the Private Placement Offering Materials has been made by or on behalf of the Company to the Subscriber. The Subscriber acknowledges and understands that legal counsel representing the Company was not retained to represent the Subscriber, and that no legal counsel has been retained by the Company to represent the Subscriber.

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6.             Representations and Warranties by the Subscriber. The Subscriber hereby represents and warrants to the Company and its Officers and to each other purchaser of Convertible Notes that:

(a)	The Subscriber is familiar with the nature of, and the risks attendant to, an investment of this type, including the tax aspects of an investment of this type, and is financially capable of bearing the economic risk of this investment and could afford the loss of the total amount of such investment.

(b)	The Subscriber is aware that (i) that the rights and terms of the Convertible Notes being subscribed by Subscriber are set forth in the form of Convertible Note, which was included in the Private Placement Offering Materials; and (ii) the proceeds of Subscriber's subscription hereby and any other subscriptions with the Company under the Private Placement Offering Materials will be used by the Company for offering expenses, working capital, payments on senior debt, and other general business purposes.

(c)	The Subscriber is aware that (i) the shares required for conversion of the Convertible Notes have not yet been authorized by the shareholders, (ii) Subscriber’s ability to convert the Convertible Notes into common stock of the Company is strictly conditioned upon the affirmative vote of the current shareholders to increase the number of authorized shares of the Company, and (iii) the Company, nor any officers, directors, or other affiliates of the Company cannot and have not made any representations, warranties, or other promises regarding the ability of the Company to obtain an affirmative vote by the shareholders to increase the number of authorized shares of the Company.

(d)	The Subscriber (i) does not have an overall commitment to investments which are not readily marketable that is disproportionate to its net worth, and its investment in the Convertible Notes, and will not cause such overall commitment to become excessive; and (ii) has adequate net worth and means of providing for its current needs and personal contingencies to sustain a complete loss of its investment in the Convertible Notes, and has no need for liquidity in its investment in the Convertible Notes.

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(e)	The Subscriber understands that the offer and sale of the Convertible Notes have not been registered under the Securities Act of 1933, as amended (the “Act”), or the securities laws of any state and that it is purchasing the Convertible Notes for its own account and for investment only and not with a view to the further sale, assignment or other distribution of all or any portion thereof. The Subscriber agrees and represents that it will not sell, assign, pledge or otherwise dispose of the Convertible Notes or any portion thereof other than in compliance with the terms of the Convertible Note and applicable state and federal securities laws and, then, only to the extent that the same may be legally sold or disposed of without registration or qualification under the applicable state or federal securities laws, or the Convertible Notes shall have been so registered or qualified and an appropriate registration statement shall then be in effect. The Subscriber understands that it must bear the economic risk of its investment in the Convertible Notes for an indefinite period of time.

(f)	The Subscriber understands that the Convertible Notes shall be convertible into unregistered and restricted common stock, with “piggyback” registration rights. As such the Subscriber may not sell the securities issued upon conversion of the Convertible Notes unless and until (i) Subscriber is permitted to resell under Rule 144, promulgated under Act, or (ii) the Company registers other shares.

(g)	The Subscriber is fully aware that the Convertible Notes are being offered and sold in reliance upon exemptions from registration under the Act and similar exemptions provided under state securities laws on the grounds that no public offering is involved, and that the representations, warranties and agreements set forth in this Subscription Agreement are essential to the claiming of such exemptions.

(h)	The Subscriber is purchasing the Convertible Notes with its own funds and not with the funds of any other person, firm or entity and is acquiring the Convertible Notes for its own account. The Subscriber has no reason to anticipate any change in circumstances, financial or otherwise, which would cause it to sell or distribute, or necessitate or require any sale or distribution of the Convertible Notes. No person, firm or entity other than the Subscriber has any beneficial interest in the Convertible Notes.

(i)	The Subscriber hereby acknowledges that it is aware that: AN INVESTMENT IN THE CONVERTIBLE NOTES IS A SPECULATIVE INVESTMENT WHICH INVOLVES A HIGH DEGREE OF RISK OF LOSS OF THE UNDERSIGNED'S ENTIRE INVESTMENT; AND THERE ARE SUBSTANTIAL RESTRICTIONS ON THE TRANSFERABILITY OF THE CONVERTIBLE NOTES AND THE UNDERSIGNED MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF AN INVESTMENT IN THE CONVERTIBLE NOTES FOR AN INDEFINITE PERIOD OF TIME.

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(j)	The Subscriber understands that an investment in the Convertible Notes involves significant legal and tax consequences, and acknowledges that no attempt by the Company has been made to discuss the possible effects of federal, state or local income and other tax laws on investors in Convertible Notes. The Subscriber has consulted its own legal counsel, accountants and other professional advisors as it has deemed appropriate as to legal, tax and other matters concerning the purchase of Convertible Notes.

(k)	The Subscriber is not making an investment in the Convertible Notes as a result of any advertisement, article, notice or other communication published in any newspaper, magazine or similar media, any seminar or any solicitation by a person not previously known to the Subscriber.

(l)	The Subscriber acknowledges that an investment in the Convertible Notes is speculative and agrees that no guarantees, promises, assurances of performance or other warranties have been made to the Subscriber by the Company or any agent, director, officer, employee or affiliate of the Company, about an investment in the Convertible Notes or the future financial performance of the Company. The Subscriber also acknowledges that in making an investment in the Convertible Notes, the Subscriber is not relying upon any guaranty, promise, assurance of performance or warranty of any kind or nature by the Company or any of its officers, directors, employees, agents or affiliates.

(m)	The Subscriber has no knowledge of any commission, brokerage fee or other remuneration being paid or to be paid directly or indirectly related to the sale of the Convertible Notes.

(n)	The Subscriber, if an individual, is a resident of the State, and maintains its domicile at the address, shown in the signature page of this Subscription Agreement. The Subscriber, if an entity, is formed under the laws of the State shown in the signature page of this Subscription Agreement.

(o)	The Subscriber represents that it is an accredited investor, as that term is defined in Rule 501(a) of Regulation D, promulgated under the Act. The Subscriber has accurately completed the Company's Investor Suitability Questionnaire and delivered it to the Company.

(p)	The Subscriber, if an entity:

(i)	was not formed (or reformed) for the purposes of investing in the Company, nor for the purpose of circumventing the registration requirements of the Act, and nor did or will the shareholders, members, partners, grantors, trustees or other beneficiaries or owners (or any other persons or entities having a relationship similar to any of the foregoing), as the case may be, of the Subscriber, if any, contribute additional capital for the purpose of purchasing the Convertible Notes purchased by the Subscriber.

(ii)	has not invested more than 40% of its total subscribed capital in any single entity, including the Company.

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(iii)	allocates all items of income, gain, loss and deduction according to a single set of capital accounts and does not permit its shareholders, members, partners, grantors, trustees or other beneficiaries or owners (or any other persons or entities having a relationship similar to the foregoing) to opt in or out of particular investments made by the Subscriber, each such person participating in all investments made by the Subscriber pro rata in accordance with its ownership interest in the Subscriber, and no such person being consulted regarding participation (or non-participation) in particular investments nor being allowed to determine whether or how much to invest in particular investments, including the Subscriber's investment in the Convertible Notes.

(iv)	is not on the date hereof (after giving effect to the Subscriber's acquisition of its Convertible Notes and the funding of all of its current investment commitments) an “investment company” as that term is defined in Section 3(a) of the 1940 Act and is not on the date hereof (after giving effect to the Subscriber's acquisition of its Convertible Notes and the funding of all of its current investment commitments) excepted from the definition of an “investment company” as that term is defined in Section 3(a) of the 1940 Act by the exceptions provided for in Section 3(c)(1) or 3(c)(7) of the 1940 Act.

(q)	None of such Subscriber's assets consist of assets (“Plan Assets”) of an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), whether or not subject to Title I of ERISA, and whether or not subject to Section 4975 of the Code, including public and private employee benefit plans, IRAs, Keoghs, church plans and entities which hold such assets under the Department of Labor plan assets regulation, 29 C.F.R. § 2510.3-101 (the “Plan Assets Regulation”), such as certain insurance company general and separate accounts, collective investment funds or governmental plans (whether foreign or domestic) and plans maintained by a foreign corporation or other entity; and none of the Subscriber's assets include Plan Assets by reason of an investment in the Subscriber by any such employee benefit plan, nor does such Subscriber otherwise constitute a “benefit plan investor” within the meaning of the Plan Assets Regulation. The Subscriber shall promptly notify the Company if the representations in this Section 6(q) cease to be true with respect to the Subscriber. The Subscriber acknowledges that the Company will rely on the representations provided under this Section 6(q) in determining whether the Company satisfies the so-called 25 percent test under the Plan Assets Regulation.

(r)	The Subscriber is not a bank holding company, as defined in Section 2(a) of the Bank Holding Company Act of 1956, as amended, or a non-bank subsidiary of such bank holding company.

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(s)	The Subscriber is not an organization described in §509(a) of the Internal Revenue Code of 1986, as amended from time to time.

(t)	The Subscriber is not generally exempt from taxation under Section 115 or Section 501(a) of the Code, and is not subject to tax under Section 511 of the Code.

(u)	By purchase of a Convertible Note in the Company, the Subscriber represents that (i) it has not acquired nor will it transfer or assign any Convertible Notes or cause any such Convertible Notes to be marketed on or through an “established securities market” or a “secondary market” (or the substantial equivalent thereof) within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter market or an inter-dealer quotation system that regularly disseminates firm buy or sell orders.

(v)	Neither the Subscriber nor any of its affiliates is a person or entity listed in, or an agent or intermediary for any entity or person listed in, Executive Order 13224 Blocking Terrorist Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism or the Annex thereto (the “Annex”), as published at http://www.treas.gov/terrorism.html on the date hereof, and as updated from time to time by the Office of Foreign Assets Control, U.S. Department of Treasury, Washington, D.C. 20220.

(w)	No consideration that the Subscriber has paid or contributed or will pay or contribute to the Company will cause the Company to be in violation of the United States Bank Secrecy Act, the United States Money Laundering Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

(x)	If the Subscriber is a corporation, partnership, limited liability company, trust or other organization, (i) each individual executing this Subscription Agreement on behalf of the Subscriber has the full power and authority to execute and deliver this Subscription Agreement for the Subscriber and (ii) the Subscriber has the full right, power and authority to perform its obligations hereunder.

(y)	The Subscriber, if any entity, has all requisite right, power, authority, and capacity, and has taken all actions, corporate or otherwise, to authorize, execute and deliver this Subscription Agreement and to perform its obligations pursuant to this Subscription Agreement. This Subscription Agreement has been duly executed and delivered by or on behalf of the Subscriber and constitutes a valid and legally binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

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(z)	The Subscriber acknowledges, represents, warrants and agrees that (i) Kegler, Brown, Hill & Ritter Co., L.P.A. (“Kegler Brown”) has been retained by the Company in connection with and the offering of the Convertible Notes and in that capacity has provided legal services to the Company, (ii) Kegler Brown is not, will not and shall not be deemed under the applicable codes or rules of professional responsibility to represent any or all of the prospective investors in connection with the offering of the Convertible Notes, the management and operation of the Company or any dispute that may arise between the shareholders of the Company on the one hand and the officers, directors, and the Company on the other (“Company Legal Matters”), (iii) Kegler Brown has no obligation to furnish the Subscriber with any information or documents obtained, received or created in connection with the representation of the Company, (iv) the Subscriber will, if he desires legal counsel on a Company Legal Matter, retain his own independent counsel with respect thereto, and (v) Kegler Brown may represent the Company in connection with any and all Company Legal Matters (including any dispute between the officers and directors and the Company and one or more shareholders) and waives any conflict of Convertible Note in connection with this representation.

7.             Indemnification. The Subscriber understands the meaning and legal consequences of the representations and warranties set forth in this Agreement and agrees to indemnify and hold harmless the Company, and its directors, officers, employees, and affiliates, and any person acting on behalf of the Company (the “Indemnified Person”), from and against any and all damage, loss, liability, cost and expense (including attorneys' fees) which any of them may incur by reason of, due to or arising out of (i) the failure by the Subscriber to fulfill any of the terms and conditions of this Subscription Agreement, (iii) any misrepresentation or breach of warranty made by the Subscriber herein or in any other document provided by the Subscriber to the Company, or (iii) any distribution by the Subscriber of the Convertible Notes in violation of this Subscription Agreement or applicable law. The obligation to pay the balance of the Subscription Price, all representations, warranties and covenants contained in this Subscription Agreement, and the indemnification contained in this Section 7, shall survive the acceptance of this Subscription Agreement and the purchase and sale of the Convertible Notes.

8.             Transferability; Binding Effect. The Subscriber hereby agrees that neither this Subscription Agreement nor any rights of Subscriber hereunder may be sold, assigned, pledged, transferred or otherwise disposed of, except as otherwise provided for herein, in any manner by the Subscriber, without the prior written consent of the Company. This Subscription Agreement shall inure to the benefit of and be binding upon the Company and their respective successors and assigns and the Subscriber and its heirs, personal representatives, successors and permitted assigns.

9.             Acceptance of Subscription. The Company shall have the right to accept or reject this Subscription Agreement, in whole or in part, and this Subscription Agreement shall be deemed to be accepted by the Company only when it is signed by the Company. The Company shall have no obligation to accept subscriptions for the Convertible Notes in the order received.

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10.             Entire Agreement and Amendment. This Subscription Agreement, if accepted by the Company, together with the other agreements referenced in this Subscription Agreement, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements and understandings, and may not be amended or modified in any manner or respect except in a writing signed by both the Subscriber and the Company.

11.             Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the internal substantive laws of the state of Ohio, without giving effect to principles of choice or conflict of laws.

12.             Notices.             Any notice or communication required or permitted to be given to any party hereto shall be in writing and shall be deemed to be given when personally delivered to such party or, if sent by mail, telegram or telex, when received by such party. The addresses as set forth in this Subscription Agreement shall be the addresses to which notices shall be sent unless the parties shall notify each other of any change of address.

13.             Successors and Assigns.             This Subscription Agreement shall inure to the benefit of and be binding upon the respective heirs, executors, personal representatives, guardians, successors-in-interest and permitted assigns of Subscriber and the Company.

14.             Pronouns.             All pronouns and any variations thereof used in this Subscription Agreement shall be deemed to refer to the gender, singular or plural, as the identity of the person or persons may require.

15.             Counterparts. This Subscription Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement this ______ day of __________________, 2014.

SUBSCRIBER (if an individual):

By

Name:

SUBSCRIBER (if an entity):

Legal Name of Entity

By:

Name:

Title:

State/Country of Domicile or Formation:

Social Security or Federal Identification Number

Aggregate Subscription Amount: US$

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ACCEPTANCE

The Company hereby accepts the Subscription Agreement on this _____ day of _______________, 2014 as to Convertible Notes with a principal amount of $______________.

GlobalWise Investments, Inc.

By:
Matthew L. Chretien, President & CEO

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